SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                   FORM 8-K/A
                                (Amendment No. 1)


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



  Date of report (Date of earliest event reported)       August 16, 1999
                             -----------------------

                           ACCUIMAGE DIAGNOSTICS CORP.
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             (Exact Name of Registrant as Specified in Its Charter)


    Nevada                    000-26555                     33-0713615
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(State or Other       (Commission File Number)             I.R.S. Employer
 Jurisdiction of                                           Identification No.)
 Incorporation)

    400 Oyster Point Boulevard, Suite 114, South San Francisco, CA 94080
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  (Address of Principal Executive Offices)                     (Zip Code)

                            (650) 875-0192
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            (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4.  Changes In Registrant's Certifying Accountants.

On August 16, 1999, the Registrant changed its principal independent accountants from Schvaneveldt and Company of Salt Lake City, Utah to James R. Kerr CPA located at 60 East Third Ave., Suite 390, San Mateo, CA 94401. The former accountant was dismissed because the Registrant's desired to work with an accountant in closer proximity to its headquarters in South San Francisco and who has experience in fast growing Internet-related companies. The decision to change accountants was approved by the board of directors at its meeting on July 1, 1999.

The reports of Schvaneveldt and Company on the financial statements for the past two fiscal years and the subsequent interim period through August 16, 1999 contained no adverse opinion or disclaimer or were qualified as to uncertainty, audit scope, or accounting principles.

During the registrant's most recent two fiscal years and the subsequent interim period through August 16, 1999, there were no disagreements with Schvaneveldt and Company on any matter of accounting, principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

Attached as an exhibit is a letter from Schvaneveldt and Company to the Commission attesting to its agreement with the above information.

ITEM 7.  EXHIBITS

Exhibit 16: Letter dated September 7, 1999 from Schvaneveldt and Company to Securities and Exchange Commission.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  ACCUIMAGE DIAGNOSTICS CORP.



                                  By: /s/ Robert Taylor
                                      ----------------------------------
                                     Robert Taylor,
                                     Acting Chief Executive Officer

                                   EXHIBIT 16


Schvaneveldt & Company
Certified Public Accountant
275 East South Temple, #300
Salt Lake City, Utah 84111
(801) 521-2392

September 7, 1999

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Gentlemen:

We were verbally informed that on August 16, 1999, AccuImage Diagnostics Corp. ("AccuImage") retained James R. Kerr CPA as its principal independent accountants, and accordingly we do not consider ourselves as accountants of record for AccuImage.

We have read Item 4 of Form 8-K/A, dated August 16, 1999, of AccuImage and agree that the reports of Schvaneveldt and Company on AccuImage's financial statements for the past two fiscal years and subsequent interim period through August 16, 1999, contained no adverse opinion or disclaimer, or were qualified as to uncertainty, audit scope, or accounting principles. We agree that during AccuImage's most recent two fiscal years and the subsequent interim period through August 16, 1999, there were no disagreements with us on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. We have no basis to agree or disagree with other statements of the registrant contained therein.

Sincerely yours,



/s/ Darrel Schvaneveldt
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    Darrel Schvaneveldt